[OAKMARK LOGO]

    THIRD QUARTER REPORT

    JUNE 30, 1998

                                                           THE OAKMARK
                                                                  FUND

                                                           THE OAKMARK
                                                           SELECT FUND

                                                           THE OAKMARK
                                                        SMALL CAP FUND

                                                           THE OAKMARK
                                                            EQUITY AND
                                                           INCOME FUND

                                                           THE OAKMARK
                                                         INTERNATIONAL
                                                                  FUND

                                                           THE OAKMARK
                                                         INTERNATIONAL
                                                        SMALL CAP FUND


    [LOGO]

    MANAGED BY

    HARRIS ASSOCIATES L.P.


                              OAKMARK

 THE OAKMARK FAMILY OF FUNDS

       1998 THIRD QUARTER REPORT
        ........................................................................

LETTER FROM THE CHAIRMAN AND PRESIDENT......................          1

THE OAKMARK FAMILY OF FUNDS SUMMARY.........................          2

THE OAKMARK FUND
  Letter from the Portfolio Manager.........................          4
  Schedule of Investments...................................          7

THE OAKMARK SELECT FUND
  Letter from the Portfolio Manager.........................         10
  Schedule of Investments...................................         12

THE OAKMARK SMALL CAP FUND
  Letter from the Portfolio Manager.........................         14
  Schedule of Investments...................................         16

THE OAKMARK EQUITY AND INCOME FUND
  Letter from the Portfolio Manager.........................         19
  Schedule of Investments...................................         21

THE OAKMARK INTERNATIONAL FUND
  Letter from the Portfolio Manager.........................         25
  International Diversification Chart.......................         27
  Schedule of Investments...................................         28

THE OAKMARK INT'L SMALL CAP FUND
  Letter from the Portfolio Manager.........................         33
  International Diversification Chart.......................         35
  Schedule of Investments...................................         36

TRUSTEES AND OFFICERS.......................................         41

        FOR MORE INFORMATION
          Access our web site at www.oakmark.com to obtain a prospectus, an application or periodic reports, or call
          1-800-OAKMARK (1-800-625-6275).

        WEB SITE AND 24-HOUR NET ASSET VALUE HOTLINE
          Access our web site at www.oakmark.com to obtain the current net asset value of a fund, or call 1-800-GROWOAK
          (1-800-476-9625).

LETTER FROM THE CHAIRMAN AND PRESIDENT...
 ........................................................................

DEAR FELLOW SHAREHOLDERS:
    WE ARE PLEASED TO PRESENT OUR THIRD QUARTER REPORT FOR THE PERIOD ENDING JUNE 30, 1998. IT HAS BEEN A FRUSTRATING PERIOD, BUT OUR FOCUS HAS NOT CHANGED. OUR INVESTMENT STYLE IS WELL SUITED TO VOLATILE PERIODS. OUR RISK AVERSION AND DISCIPLINE WILL SERVE YOU WELL AS WE MANAGE THE FUNDS TO MEET YOUR LONG-TERM GOALS.

                   [PHOTO]
    AS SHAREHOLDERS AND MANAGERS OF THE OAKMARK FAMILY OF FUNDS, WE VIEW OURSELVES AS YOUR PARTNERS. AS PARTNERS, WE SHARE RESPONSIBILITIES. OUR JOB IS TO MANAGE THE FUNDS TO HELP MEET YOUR FINANCIAL GOALS. WE DO THAT BY APPLYING TO FIVE INVESTMENT GUIDELINES: BUY STOCKS SELLING AT A SIGNIFICANT DISCOUNT TO THEIR UNDERLYING BUSINESS VALUE, INVEST IN COMPANIES WITH OWNER-ORIENTED MANAGEMENT, THINK INDEPENDENTLY, DO NOT OVER DIVERSIFY AND INVEST EFFICIENTLY. YOUR OBJECTIVE AS SHAREHOLDERS IS TO PROPERLY ALLOCATE YOUR ASSETS AMONG OUR FUNDS. IN SIMPLE TERMS, THE LONGER YOUR TIME HORIZON, THE GREATER YOUR EQUITY EXPOSURE SHOULD BE. FOR THOSE WITH LOW RISK TOLERANCE, WE HAVE TWO OPTIONS: THE EQUITY AND INCOME FUND (40% FIXED INCOME) AND MONEY MARKET FUNDS. SUCCESSFUL PARTNERSHIPS REQUIRE BOTH PARTIES TO "CONTRIBUTE". WE ARE CONFIDENT THAT CONSISTENT APPLICATION OF OUR INVESTMENT GUIDELINES WILL PROVIDE ATTRACTIVE LONG-TERM RETURNS. YOU SHOULD ALLOCATE YOUR ASSETS IN OUR FUNDS TO REFLECT YOUR PERSONAL NEEDS AND GOALS, AS WE DO AS SHAREHOLDERS. THE COMBINATION OF THESE ACTIVITIES SHOULD REINFORCE THE STRENGTH OF OUR PARTNERSHIP.
    AS MANAGERS OF THE FUNDS, WE DISCOURAGE ANY SHAREHOLDER FROM EXCESSIVE TRADING OR "MARKET-TIMING." FREQUENT TRADING BY SHAREHOLDERS UNDERMINES THE DAY-TO-DAY MANAGEMENT OF THE FUNDS, MAKING IT DIFFICULT FOR US TO INVEST EFFECTIVELY. FURTHERMORE, MARKET-TIMING CAN BE COSTLY TO THE FUNDS AND, ULTIMATELY, TO YOU. RECENTLY, WE HAVE TAKEN ADDITIONAL STEPS TO PREVENT MARKET-TIMING IN THE FUNDS WITH THE INTENT TO PROTECT YOU, OUR LONG-TERM INVESTORS.
    LAST QUARTER, WE MENTIONED OUR ONGOING FOCUS ON INVESTOR SERVICES. THIS QUARTER, WE WOULD LIKE TO UPDATE YOU ON OUR PROGRESS. WE NOW HAVE THE EDUCATION IRA KIT WHICH INCLUDES AN APPLICATION AVAILABLE ON OUR WEBSITE. YOU MAY ACCESS THIS INFORMATION AT WWW.OAKMARK.COM, OR CALL US AT 1-800-625-6275 FOR FURTHER INFORMATION. OUR LATEST PROJECT, WHICH IS IN PROCESS, IS DEVELOPING A SYSTEM WHICH ENABLES SHAREHOLDERS TO ACCESS THEIR ACCOUNT INFORMATION FROM THE INTERNET. WE HOPE TO HAVE THIS AVAILABLE TO SHAREHOLDERS BY LATE SUMMER.
    LASTLY, MANY OF YOU HAVE ASKED US ABOUT THE YEAR 2000 PROBLEM. OUR ANALYSTS ARE SYSTEMATICALLY QUESTIONING THE MANAGEMENT OF THE COMPANIES IN OUR PORTFOLIOS AND ARE RECEIVING ASSURANCES THAT THESE COMPANIES ARE PROPERLY ADDRESSING THE PROBLEM. FROM A SERVICE PERSPECTIVE, WE ARE PLEASED TO REPORT THAT HARRIS ASSOCIATES (ADVISOR TO THE FUNDS) AND OUR SIGNIFICANT OUTSIDE SERVICE PROVIDERS HAVE PLANS IN PLACE TO ENSURE THAT THE FUNDS MOVE INTO THE YEAR 2000 FREE OF MATERIAL DISRUPTION.

VERY TRULY YOURS,

      [SIGNATURE]
VICTOR MORGENSTERN
CHAIRMAN

         [SIGNATURE]
ROBERT M. LEVY
PRESIDENT

                                                              [LOGO]

 THE OAKMARK FAMILY OF FUNDS

       SUMMARY INFORMATION
        ........................................................................

                                      THE OAKMARK             THE OAKMARK
PERFORMANCE FOR PERIOD ENDED              FUND                   SELECT
JUNE 30, 1998                                                     FUND
                                  --------------------    --------------------
3 MONTHS                                 -2.7%                   1.9%
 ..............................................................................
6 MONTHS                                 7.0%                    15.6%
 ..............................................................................
1 YEAR                                   18.4%                   44.3%
 ..............................................................................
AVERAGE ANNUAL TOTAL RETURN
  FOR:
  3 YEAR                                 24.1%                    N/A
 ..............................................................................
  5 YEAR                                 21.9%                    N/A
 ..............................................................................
  SINCE INCEPTION                        29.0%                   53.8%
VALUE OF $10,000                        $57,909                 $20,462
FROM INCEPTION DATE                     (8/5/91)               (11/1/96)
------------------------------------------------------------------------------
TOP FIVE HOLDINGS                  Mattel,                 Cablevision Systems
AS OF JUNE 30, 1998                  Inc.    6.5%         Corporation    11.7%
COMPANY AND % OF TOTAL NET         Philip Morris           U.S. Industries,
ASSETS                               Companies,              Inc.    10.9%
                                     Inc.    6.5%          USG
                                   Nike, Inc.    6.4%      Corporation    9.4%
                                   Banc One                Gucci Group    9.3%
                                   Corporation    5.8%     PartnerRe
                                   The Black & Decker        Ltd.    7.9%
                                   Corporation    5.8%
------------------------------------------------------------------------------
TOP FIVE INDUSTRIES                Other Consumer          Other Consumer
AS OF JUNE 30, 1998                  Goods &                 Goods &
INDUSTRIES AND % OF TOTAL NET        Services    20.5%       Services    13.4%
ASSETS                             Food &                  Broadcasting &
                                    Beverages    16.5%       Cable TV    11.7%
                                   Publishing    10.1%     Diversified
                                   Banks    9.5%             Conglomerates    11.0%
                                   Aerospace &             Building Materials
                                     Defense    7.7%         &
                                                          Construction    9.4%
                                                           Retail    9.3%

2  THE OAKMARK FAMILY OF FUNDS

 ................................................................................

                                      THE OAKMARK             THE OAKMARK             THE OAKMARK             THE OAKMARK
                                       SMALL CAP               EQUITY AND            INTERNATIONAL               INT'L
                                          FUND                INCOME FUND                 FUND               SMALL CAP FUND
                                  --------------------    --------------------    --------------------    --------------------
3 MONTHS                                 -5.8%                   0.5%                   -11.9%                  -13.5%
 ..............................................................................................................................
6 MONTHS                                 0.9%                    9.2%                    0.8%                    2.6%
 ..............................................................................................................................
1 YEAR                                   15.9%                   21.5%                  -10.8%                  -25.0%
 ..............................................................................................................................
AVERAGE ANNUAL TOTAL RETURN
  FOR:
  3 YEAR                                  N/A                     N/A                    11.1%                    N/A
 ..............................................................................................................................
  5 YEAR                                  N/A                     N/A                    10.5%                    N/A
 ..............................................................................................................................
  SINCE INCEPTION                        30.8%                   20.2%                   13.1%                   -0.4%
VALUE OF $10,000                        $20,467                 $16,320                 $20,253                  $9,892
FROM INCEPTION DATE                    (11/1/95)               (11/1/95)               (9/30/92)               (11/1/95)
------------------------------------------------------------------------------------------------------------------------------
TOP FIVE HOLDINGS                  People's Bank of        Chrysler                Tomkins plc    5.1%     Cordiant
AS OF JUNE 30, 1998                  Bridgeport,           Corporation    5.2%     Saatchi & Saatchi         Communications
COMPANY AND % OF TOTAL NET           CT    8.7%            Catellus                  plc    4.9%             Group plc    5.8%
ASSETS                             Cablevision Systems       Development           Quilmes Industrial      Elevadores Atlas,
                                   Corporation    7.1%     Corporation    4.2%       SA    4.5%              SA    5.6%
                                   U.S. Industries,        U.S. Industries,        Chargeurs               Matthew Clark
                                     Inc.    6.5%            Inc.    3.8%            SA    4.4%              plc    4.8%
                                   Catellus                                        Cordiant                Lambert Fenchurch
                                     Development          Tele-Communications,       Communications          Group plc    4.7%
                                   Corporation    4.2%       Liberty Media           Group plc    4.2%     Enix Corporation
                                   RenaissanceRe             Class A    3.4%                                 Group    3.8%
                                     Holdings              H&R Block,
                                     Ltd.    4.0%            Inc.    3.3%
------------------------------------------------------------------------------------------------------------------------------
TOP FIVE INDUSTRIES                Banks    12.8%          U.S. Government         Other Industrial        Other Industrial
AS OF JUNE 30, 1998                Broadcasting &            Bonds    28.1%          Goods &                 Goods &
INDUSTRIES AND % OF TOTAL NET        Cable TV    9.8%      Automotive    7.7%        Services    13.5%       Services    12.3%
ASSETS                             Other Industrial        Other Consumer          Food &                  Retail    10.8%
                                     Goods &                 Goods &                 Beverage    11.5%     Other
                                     Services    9.4%        Services    7.4%      Marketing                Financial    10.1%
                                   Insurance    9.3%       Insurance    6.9%         Services    9.1%      Food &
                                   Food &                  Commercial Real         Banks    9.0%             Beverage    9.0%
                                     Beverage    9.1%        Estate    6.4%        Other Consumer          Other Consumer
                                                                                     Goods &                 Goods &
                                                                                     Services    6.6%        Services    7.1%

                                                  THE OAKMARK FAMILY OF FUNDS  3

 THE OAKMARK FUND

       REPORT FROM ROBERT J. SANBORN, PORTFOLIO MANAGER
        ........................................................................

                  [PHOTO]

--------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (6/30/98)
AS COMPARED TO THE STANDARD & POOR'S 500 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              The Oakmark Fund    S & P 500
8/91                   $10,000      $10,000
10/91                  $12,100      $10,202
1/92                   $13,910      $10,707
4/92                   $14,660      $10,947
7/92                   $15,910      $11,279
10/92                  $17,110      $11,217
1/93                   $19,913      $11,836
4/93                   $20,136      $11,957
7/93                   $22,052      $12,260
10/93                  $24,504      $12,896
1/94                   $25,648      $13,357
4/94                   $24,855      $12,590
7/94                   $25,321      $12,890
10/94                  $26,653      $13,384
1/95                   $26,480      $13,433
4/95                   $28,846      $14,781
7/95                   $30,883      $16,248
10/95                  $32,397      $16,916
1/96                   $36,091      $18,608
4/96                   $36,823      $19,242
7/96                   $35,559      $18,934
10/96                  $38,252      $20,988
1/97                   $43,112      $23,510
4/97                   $44,197      $24,073
7/97                   $51,606      $28,797
9/97                   $52,009      $28,668
12/97                  $54,132      $29,494
3/98                   $59,517      $33,663
6/98                   $57,909      $34,775

                                                                AVERAGE ANNUAL
                                                                 TOTAL RETURN*
                                                                THROUGH 6/30/98
                                               TOTAL RETURN   FROM FUND INCEPTION
6/30/98 NAV $43.23                             LAST 3 MOS.          8/5/91
---------------------------------------------------------------------------------
THE OAKMARK FUND                                    -2.7%          29.0%
Standard & Poor's 500 Stock Index w/inc**            3.3%          19.8%
Dow Jones Industrial Average w/ inc**                2.1%          20.0%
Value Line Composite Index**                        -4.6%          10.3%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The Dow Jones Average includes only 30 big companies. The Value Line Index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future results.

PORTFOLIO UPDATE

For the quarter ended June 30, 1998, The Oakmark Fund was down 2.7% vs. a 3.3% gain for the Standard & Poor's 500. For the six months ended June 30, 1998, your Fund returned about 7%, not bad in absolute terms but about half the return generated by the S&P 500. This is the Fund's worst relative performance since its inception in 1991.

Many of you probably have questions about this situation--"What is the cause? What are you going to do about it? How should the shareholders evaluate?" I will try to answer these questions.

There are several causes for our relative performance this year. First is our average cash holding of about 10%. Second is a number of large holdings that are down this year--Polaroid (-25%), Nabisco (-22%), Philip Morris (-12%), Boeing (-2%), and Columbia/HCA (-1%). The third cause is a relative lack of big winners; in a market up about eighteen percent, your Fund has only one holding--Black & Decker--up more than 30 percent. Simply, for this six month period, we have held substantial cash in a bull market and our stocks have not kept pace.

This year the market has been what is termed a "momentum" market, in which stocks that have done well continue to do well and companies that disappoint, no matter what the valuation, get hammered. This is an environment that, frankly, does not suit our investment approach. (Nor does it seem to suit other mutual funds that Lipper characterizes as "large-cap value," which are up about ten percent this year). For example, a stock that we own that becomes the market's darling and gets "hot" tends to hit our sell target (generally ninety percent of what we estimate the value of the underlying business to be) long before the stock tops out. A recent example is our cable investments, which were very successful for us; however, they have continued to appreciate far beyond the point where we sold them. I do not regard these as bad sales. Sure, it would be nice to have held on for the higher prices that did materialize. However, in the long run (which is what matters!), our sell discipline is logical and we believe in it, and

4
THE OAKMARK FUND

 ........................................................................

have no interest whatsoever in trying to out-psyche the market. Zero.

Comparing a quintessential momentum stock to one of our "value" stocks might illustrate the current environment. BMC Software (BMCS--$53) makes and sells computer software for mainframes and has a market capitalization of $12 billion (to put this number in perspective, it is similar to that of Nike). This places the company in the large-cap category. Now, I am sure that this is a fine company with good growth prospects. What are you paying for this growth? Well, BMC sells at 17x revenues and over 25x operating earnings (and the market capitalization per employee is over $9 million!!).

We view these sorts of valuations as troublesome and will not pay them. Almost everything has to go right for a very long time to justify paying these sorts of valuations, a bet we will not make with your money. Many software, Internet, Y2K, and technology stocks sell at these kinds of valuations today. Biotechnology stocks were valued similarly in the early 1990s and I actually wrote what turned out to be a prescient quarterly letter in 1992 about why your Fund eschewed these holdings. Of the 32 biotech companies that were public in 1991, only six trade at higher prices today! This is the sort of poor long-term performance that can result in owning stocks in businesses that have been hot short-term performers. The meal can be tasty, but the heartburn is painful.

Now let's look at one of our holdings, Polaroid (PRD--$36). Polaroid is the instant-photography and imaging company that had been mismanaged for quite a while before Black & Decker executive Gary DiCamillo was appointed CEO a couple of years ago. This is not an awesome business, but it is at least an average one. It has a number of solid cash-cow businesses, a couple of gamier ones (e.g., Russian street photography), and some new ventures that are very promising.

How does the market value PRD? Well, it is valued at less than 1x revenue (!!!!) and only 10x operating earnings (and only $200,000 per employee!), which are understated due to accounting "losses" in the venture area that mask positive value. When PRD pre-announced disappointing second quarter earnings (largely due to an inventory adjustment at their biggest customer, Wal-Mart), the stock got hammered. PRD the stock is down 25 percent this year.

These relative valuations are why we own Polaroid in your Fund and not BMC. BMC may continue to soar in the market, and PRD may flounder until it gets what the Street calls "visibility" (this means that the undervaluation is obvious even to my dog). However, in the long run, I place my (and your) money on Polaroid.

We believe in our philosophy and our execution. It is easy to do so when short-term performance is good. It is crucial to do when short-term performance is weak. Investment professionals tend to lose their focus when things are not going right. Clients and shareholders complain, the media is critical, and many investors begin to doubt their approach. This is a perfect stew for poor decision-making, which leads to lousy long-term performance. We are trying our best to be immune to this malaise.

I know that shareholders want to out-perform ALL the time, every day, month, year. People, let me deliver the bad news: this is an unattainable goal. It is important for all of you to have reasonable expectations and to understand why you own certain investments. At The Oakmark Fund, our goal remains the same as ever: to deliver superior investment returns over the long term without assuming undue risk.

ACADEMIC CORNER
I try to keep you abreast of some of the latest theoretical and academic debates pertaining to investments. The current topic is the appropriate risk premium that should be applied to equities.

One of the bedrock principles of finance is that the greater the risk (generally defined as volatility), the greater the required return. The theory is that stocks are riskier than, say, bonds, and thus must earn a higher return as compensation. Some theoreticians aver that, due to the strong relative performance of stocks in the past few years, the risk premium of stocks--i.e., the excess expected return relative to bonds--is close to zero. In other words, bonds and stocks are priced to yield similar returns going forward. The implication is that stocks, presumably riskier than bonds, are overpriced.

Not so fast, say others. James Glassman of the American Enterprise Institute argues that, based on investing data for the entire century, stocks in the long run are no more risky than bonds. Stocks have been more volatile in the short run, but in the long run have not been. He argues that, since stocks in fact are no riskier than bonds, the risk premium should be zero. He argues that this implies that stocks are under-valued relative to bonds. Critics respond that this is typical bull market sort of analysis.

What do I think? Well, the fact is that there exist no tools to forecast accurately what the risk premium will be in the future. Stocks do possess an inherent structural advantage compared to long-term fixed rate bonds. In periods of unexpected inflation, most stocks and bonds suffer, but stocks have the flexibility to cope with inflation. For

                                                                THE OAKMARK FUND

 ........................................................................

example, if one buys a 30-year, 5% bond at par and inflation rises to, say, 10%, the bond would likely be priced to yield something north of that, which would of course result in a substantial reduction in the value of the bond. The bond can do nothing.
Equity, representing an ownership piece of a business, is better able to cope with inflation. Yes, the company's costs rise, but then so likely do the company's selling prices. Simplistically, a business is relatively immune from inflation. Given that inflation is always and everywhere a monetary phenomenon (i.e., the printing of too much money) and given that some politicians may find inflating an attractive policy, I do think that stocks' ability to weather inflation better than bonds makes equities a dominant asset class.
Of course, this is only an academic exercise here at The Oakmark Funds. We may find these debates interesting, but when investing your money, we adhere to the one-stock-at-a-time approach that has worked well for us for a long time.
         [SIGNATURE]
ROBERT J. SANBORN
Portfolio Manager
rsanborn@oakmark.com
July 7, 1998

THE OAKMARK
          BOOK CLUB

It's time again for another installment of The Oakmark Book Club, wherein I recommend the books which I have read recently that might be relevant to those of you interested in investing, finance, business, and economics;

GUNS, GERMS, AND STEEL: THE FATES OF HUMAN SOCIETIES, BY JARED DIAMOND (W.W. NORTON AND COMPANY, 1997); a masterful history of human societies on earth for the past 13,000 years, and an illumination of why different societies developed at dissimilar rates; the bottom line: historical processes, not intelligence, explains diversity; the most stimulating book I have read in years;

THE WEALTH AND POVERTY OF NATIONS: WHY SOME ARE RICH AND SOME SO POOR, BY DAVID
S. LANDES (W.W. NORTON, 1998); similar to the above book, but covering a shorter interval--"only" 600 years;

JUST DO IT: THE NIKE SPIRIT IN THE CORPORATE WORLD, BY DONALD KATZ (ADAMS,
1995); an excellent history of Nike, which illuminates the company's unique culture, which has been the key to its phenomenal success; as an aside, I liked Akio Morita, then CEO of Sony, telling Nike CEO Phil Knight in 1989 that the US was on the verge of becoming a hollow industrial power;

FROZEN DESIRE: THE MEANING OF MONEY, BY JAMES BUCHAN (FARAR STRAUS GIROUX,
1997); a survey of the different forms and views of money across the centuries, especially human beings' psychological attachment to the concept of wealth;

RAGING BULLS, EASY RIDERS: HOW THE SEX, DRUGS, AND ROCK-AND-ROLL GENERATION SAVED HOLLYWOOD, BY PETER BISKIND (SCHUSTER, 1998); a dishy look at the "Directors' Decade"; lots of fun, and the investment moral: never, ever invest in the movie business;

THE COMMANDING HEIGHTS: THE BATTLE BETWEEN GOVERNMENT AND THE MARKETPLACE THAT IS RE-MAKING THE MODERN WORLD, BY DANIEL YERGIN AND JOSEPH STANISLAW (SCHUSTER,
1998); a handful of intellectuals--among them F.A. Hayek and Milton Friedman-- contended for decades that the larger the government relative to an economy, the lower the standard of living; this critique of Keynesian orthodoxy met a collective yawn until the early 1980s; business enterprise has always been a struggle between those who participate in the private sector--investors, workers--and those in the power elite who set the rules and tax the profits and this book is an exhaustive survey of this struggle in the 20th century.

6
THE OAKMARK FUND

       THE OAKMARK FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1998 (UNAUDITED)
 ........................................................................

                                                 SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--90.0%

FOOD & BEVERAGE--16.5%
  Philip Morris Companies Inc.                      14,310,700   $  563,483,813
  Anheuser-Busch Companies Inc.                      9,205,400      434,379,812
  H.J. Heinz Company                                 4,007,250      224,906,906
  Nabisco Holdings Corporation                       3,572,100      128,818,856
  Gallaher Group Plc (b)                             3,835,500       83,901,563
                                                                 --------------
                                                                  1,435,490,950

APPAREL--6.4%
  Nike, Inc., Class B                               11,457,100   $  557,817,556

RETAIL--2.4%
  American Stores Company                            8,500,000   $  205,593,750

OTHER CONSUMER GOODS & SERVICES--20.5%
  Mattel, Inc.                                      13,439,400   $  568,654,612
  The Black & Decker Corporation                     8,267,000      504,287,000
  H&R Block, Inc.                                    6,735,000      283,711,875
  Polaroid Corporation                               4,552,400      161,894,725
  Fortune Brands, Inc.                               2,746,800      105,580,125
  Brunswick Corporation                              3,578,800       88,575,300
  First Brands Corporation                           1,070,400       27,429,000
  Juno Lighting, Inc.                                1,085,000       25,633,125
  GC Companies, Inc. (a)                               397,000       20,594,375
                                                                 --------------
                                                                  1,786,360,137

BANKS--9.5%
  Banc One Corporation                               9,100,548   $  507,924,335
  Mellon Bank Corporation                            4,589,200      319,523,050
                                                                 --------------
                                                                    827,447,385

INSURANCE--1.4%
  Old Republic International Corporation             4,122,930   $  120,853,386

OTHER FINANCIAL--7.0%
  Washington Mutual, Inc.                            9,000,000   $  390,937,500
  Fannie Mae                                         3,557,500      216,118,125
                                                                 --------------
                                                                    607,055,625

PUBLISHING--10.1%
  Knight-Ridder, Inc.                                6,929,400   $  381,550,087
  Dun & Bradstreet Corporation                      10,491,300      378,998,213
  ACNielsen Corporation (a)                          4,764,000      120,291,000
                                                                 --------------
                                                                    880,839,300

COMPUTER SERVICES--0.4%
  Electronic Data Systems Corporation                  950,000   $   38,000,000

                                                                THE OAKMARK FUND

       THE OAKMARK FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1998 (UNAUDITED) CONT.
 ........................................................................

                                                 SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--90.0% (CONT.)

MEDICAL CENTERS--4.6%
  Columbia/HCA Healthcare Corporation               13,601,000   $  396,129,125

MEDICAL PRODUCTS--0.9%
  Sybron International Corporation (a)               3,135,600   $   79,173,900

AUTOMOTIVE--0.6%
  SPX Corporation (a)                                  875,200   $   56,341,000

AEROSPACE & DEFENSE--7.7%
  Lockheed Martin Corporation                        3,625,000   $  383,796,875
  The Boeing Company                                 6,442,800      287,107,275
                                                                 --------------
                                                                    670,904,150

MINING--1.3%
  DeBeers Centenary AG (b)                           6,546,000   $  114,555,000

OTHER INDUSTRIAL GOODS & SERVICES--0.7%
  Bandag Incorporated, Class A (a)                   1,104,100   $   38,091,450
  The Geon Company                                     971,600       22,286,075
                                                                 --------------
                                                                     60,377,525

  TOTAL COMMON STOCKS (COST: $6,060,265,851)                      7,836,938,789

SHORT TERM INVESTMENTS--9.9%

GOVERNMENT AND AGENCY SECURITIES--4.0%

U.S. GOVERNMENT AGENCIES--2.3%
  Federal Farm Credit Bank, 5.46% due
     7/1/1998                                     $200,000,000   $  200,000,000

U.S. GOVERNMENT BILLS--1.7%
  United States Treasury Bills, 4.99%-5.15%
     due 7/9/1998-11/12/1998                      $150,000,000   $  149,171,293
                                                                 --------------
  TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $349,161,059)       349,171,293

COMMERCIAL PAPER--4.4%
  American Express Credit Corp., 5.50%-5.52%
     due 7/6/1998-7/22/1998                       $100,000,000   $  100,000,000
  Ford Motor Credit Corp., 5.50%-5.53% due
     7/2/1998-7/16/1998                            120,000,000      120,000,000
  General Electric Capital Corporation,
     5.52%-6.00% due 7/1/1998-7/20/1998            160,000,000      160,000,000
                                                                 --------------
  TOTAL COMMERCIAL PAPER (COST: $380,000,000)                       380,000,000

8
THE OAKMARK FUND

       THE OAKMARK FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1998 (UNAUDITED) CONT.
 ........................................................................

                                               PRINCIPAL VALUE     MARKET VALUE
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--9.9% (CONT.)

REPURCHASE AGREEMENTS--1.5%
  State Street Repurchase Agreement, 5.65%
     due 7/1/1998                                  126,676,000   $  126,676,000
                                                                 --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $126,676,000)                  126,676,000

  TOTAL SHORT TERM INVESTMENTS (COST: $855,837,059)                 855,847,293

  Total Investments (Cost $6,916,102,910)--99.9%                 $8,692,786,082
  Other Assets In Excess Of Other Liabilities--0.1%                  12,146,494
                                                                 --------------

  TOTAL NET ASSETS--100%                                         $8,704,932,576
                                                                 --------------
                                                                 --------------

          (a) Non-income producing security.
          (b) Represents an American Depositary Receipt.

                                                                THE OAKMARK FUND

 THE OAKMARK SELECT FUND

       REPORT FROM BILL NYGREN, PORTFOLIO MANAGER
        ........................................................................

                  [PHOTO]

--------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK
SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT
(6/30/98) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            THE OAKMARK
            SELECT FUND     S & P 500
10/96             $10,000      $10,000
1/97              $12,500      $11,202
4/97              $12,250      $11,470
7/97              $15,290      $13,721
9/97              $16,340      $13,659
12/97             $17,704      $14,053
3/98              $20,078      $16,021
6/98              $20,462      $16,551

                                                AVERAGE ANNUAL TOTAL RETURN*
                                                       THROUGH 6/30/98
                                TOTAL RETURN         FROM FUND INCEPTION
6/30/98 NAV $20.25               LAST 3 MOS.               11/1/96
------------------------------------------------------------------------------
THE OAKMARK SELECT FUND                1.9%                   53.8%
Standard & Poor's 500 Stock
  Index w/inc**                        3.3%                   35.4%
Standard & Poor's MidCap 400
  Index w/ inc**                      -2.1%                   28.6%
Value Line Composite Index**          -4.6%                   19.0%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The S&P 400 consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Value Line Index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future results.

For the quarter ended June 30, The Oakmark Select Fund increased in value by 1.9% versus a decline of 2.1% for the S&P 400 Midcap index. The performance award for the quarter goes to the S&P 500, which was up 3.3%, its greatest quarterly outperformance of the Midcap index since S&P started its Midcap index in 1991. Your portfolio benefited from gains in Cablevision, whose undervaluation was highlighted by the price AT&T agreed to pay for TeleCommunications, Inc. and in Gucci where its competitor Prada purchased 10% of the company. For the first nine months of fiscal 1998, your Fund gained 25.2% versus 9.5% for the S&P Midcap and 21.1% for the S&P 500.

ALL INDICES ARE NOT CREATED EQUAL!
Recent press reports have discussed how poorly investment managers are performing this year with fewer than 10% of mutual funds gaining more than the S&P 500. Such a small number have outperformed that you can't even charitably argue that the results are random. Are professional investors suddenly failing en-masse? Of course not. Pretend that as 1997 drew to a close you correctly forecast the "lapse" fund managers would experience in 1998. Knowing how strongly the S&P 500 was likely to perform, you wisely attempted to mimic the index by putting 1/500th of your portfolio into each of the 500 companies that make up the index. At the end of June you compute your performance, trying to suppress the smug laughter. When you see that your performance trailed the S&P 500 by nearly 600 basis points (11.8% versus 17.7%) you become convinced your spreadsheet has bugs. What's going on?

The S&P 500 is a market capitalization weighted index. The greater a company's market capitalization (stock price times number of shares outstanding) the greater that company's stock influences the index. The largest company in the S&P 500, GE, accounts for 3.5% of the index. The smallest 200 companies in total account for only 7%. If we look at stocks termed mega-cap (capitalizations over $25 billion), they account for only 85 of the 500 companies, yet cap-weighted are nearly two-thirds of the index value. So far in 1998, in the stock market, bigger has

10
THE OAKMARK SELECT FUND

 ........................................................................

been better. The average stock has increased a modest amount while the mega-cap stocks have continued to perform strongly. Although the S&P Midcap 400 index is also cap-weighted, because its stocks are more similarly sized, the index is not dominated by just a few companies and therefore performs much more like the average stock.

Is it coincidence that most mutual funds underperform when the S&P Midcap underperforms the S&P 500 and vice versa? Not at all. How do managers decide how much of their portfolio to invest in each stock? Most, unlike us, simply equal weight their positions. Except for index funds and closet-indexers, I don't know investors that invest more just because a company is bigger! So most funds aren't weighted as heavily in mega-cap companies as the S&P 500 is. The Oakmark Select Fund invests in a mixture of mid and large cap companies, and at present has no exposure to mega-cap stocks. Further, our position sizes are based on our judgement of how attractively priced each stock is, rather than based on market cap. For those reasons, in the short-run, our results are much more like the Midcap index than the S&P 500. In the long run, the S&P 500 will only continue outperforming if the mega cap companies continue to fundamentally outperform smaller companies. Those big companies have benefited from international growth and from cutting bloated expense structures, but small companies have the benefit of being much more flexible. We don't view big or small companies as having sustainable advantages relative to each other and therefore expect long-term performance to be much more influenced by company-specific fundamentals than company size. As you look for signposts to judge whether or not you are on track toward meeting your long-term goals, comparing to the wrong index can lead to unnecessary concern or excitement. We expect to continue achieving excellent long-term results relative to any index by buying undervalued companies with owner-oriented management.

HOTEL ROOMS 25% OFF!
As regular readers of these letters know, we very much like to see our companies use excess capital to repurchase their stock. We view repurchase as confirmation that management shares our view that their stock is undervalued and as an indication that they are more interested in increasing per-share value than in merely getting bigger. Why then would your Fund buy Host Marriott after they announced a large purchase of hotels for which they will pay by issuing equity?

Host Marriott (HMT) is one of the world's largest hotel owners. The majority of their properties are full service Marriott Hotels. If you've traveled recently, you've no doubt seen the no-vacancy signs indicating how strong the hotel business is. Despite the strong hotel market and the strong stock market, HMT fell 25% from $24 last fall to a current price of $18. The main reason for that decline is growth in new hotel construction, especially in low- and mid-priced rooms. The obvious fear is that too many new rooms means the no-vacancy signs disappear. In April, HMT announced the purchase from Blackstone Group (a LBO firm) of $1.8 billion of luxury hotel properties that included Ritz Carltons, Four Seasons and Hyatt Regencies. Like other deals CEO Terry Golden has completed, this acquisition improved the quality of HMT's portfolio, the price was below replacement cost and it was additive to HMT cashflow. What was different this time was that HMT was issuing equity.

When we met with Terry, as you might expect, we wanted to learn why he was issuing equity. We learned that the seller would not do this deal for $1.8 billion in cash. In addition to gaining tax benefits, the seller believed HMT stock was significantly undervalued. We were comfortable (as was Terry) that the per-share business value of HMT was increased by this transaction, and were glad to learn that Blackstone (who knows a great deal about the hotel business) shares our view that HMT stock is attractive. Our expectations for HMT are that capacity additions will not significantly exceed demand growth for upper-end hotel rooms, and that HMT's year-end conversion to a REIT structure will not only save a lot of taxes, but will focus other investors on HMT's undervaluation. Selling at about 7.5x estimated 1999 funds from operations, it may be harder to get a deal on an HMT room than on their stock!

Thank you for your continuing support.

       [SIGNATURE]
BILL NYGREN

Portfolio Manager
Bnygren@oakmark.com

July 6, 1998

P.S. On July 2 one of your fund's largest holdings, U.S. Industries, reported an earnings decline. The stock fell 22% causing your fund to suffer a one-day drop of 43 cents. We were disappointed with the fundamental results, but feel this decline is an extreme overreaction. I have added to the position.

                                                         THE OAKMARK SELECT FUND

       THE OAKMARK SELECT FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1998 (UNAUDITED)
 ........................................................................

                                                   SHARES HELD     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--90.8%

RETAIL--9.3%
  Gucci Group (b)                                    2,829,800   $  149,979,400

OTHER CONSUMER GOODS & SERVICES--13.4%
  Host Marriott Corporation (a)                      3,750,000   $   66,796,875
  Ralston Purina Group                                 531,000       62,027,437
  Brunswick Corporation                              2,394,900       59,273,775
  Polaroid Corporation                                 815,900       29,015,444
                                                                 --------------
                                                                    217,113,531

BANKS--3.3%
  People's Bank of Bridgeport, Connecticut           1,531,000   $   53,010,875

INSURANCE--7.9%
  PartnerRe Ltd.                                     2,506,100   $  127,811,100

BROADCASTING & CABLE TV--11.7%
  Cablevision Systems Corporation (a)                2,270,200   $  189,561,700

TV PROGRAMMING--4.9%
  Tele-Communications, Liberty Media, Class A
     (a)                                             2,053,550   $   79,703,409

PUBLISHING--4.9%
  Dun & Bradstreet Corporation                       1,780,500   $   64,320,563
  ACNielsen Corporation (a)                            602,100       15,203,025
                                                                 --------------
                                                                     79,523,588

COMPUTER SERVICES--3.5%
  Electronic Data Systems Corporation                1,410,900   $   56,436,000

MEDICAL PRODUCTS--4.6%
  Amgen, Inc. (a)                                    1,135,000   $   74,200,625

AEROSPACE & DEFENSE--3.3%
  Lockheed Martin Corporation                          505,900   $   53,562,163

BUILDING MATERIALS & CONSTRUCTION--9.4%
  USG Corporation (a)                                2,819,200   $  152,589,200

OTHER INDUSTRIAL GOODS & SERVICES--3.6%
  Premark International, Inc.                        1,807,200   $   58,282,200

DIVERSIFIED CONGLOMERATES--11.0%
  U.S. Industries, Inc.                              7,148,000   $  176,913,000

  TOTAL COMMON STOCKS (COST: $1,198,777,769)                      1,468,686,791

12
THE OAKMARK SELECT FUND

       THE OAKMARK SELECT FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1998 (UNAUDITED) CONT.
 ........................................................................

                                                  SHARES HELD/
                                               PRINCIPAL VALUE     MARKET VALUE
-------------------------------------------------------------------------------

COMMON STOCKS SOLD SHORT--0.0%

PUBLISHING--0.0%
  R H Donnelley Corporation                           (257,300)  $     (787,981)
                                                                 --------------

  TOTAL COMMON STOCKS SOLD SHORT (PROCEEDS: $(1,018,874))              (787,981)

SHORT TERM INVESTMENTS--9.2%

U.S. GOVERNMENT BILLS--2.4%
  United States Treasury Bills, 5.085%-5.28%
     due 7/16/1998-12/17/1998                       40,000,000   $   39,443,221
                                                                 --------------
  TOTAL U.S. GOVERNMENT BILLS (COST: $39,432,796)                    39,443,221

COMMERCIAL PAPER--5.0%
  American Express Credit Corp., 5.55%-5.65%
     due 7/1/1998-7/16/1998                         25,000,000   $   25,000,000
  Ford Motor Credit Corp., 5.53%-5.65% due
     7/2/1998-7/7/1998                              25,000,000       25,000,000
  General Electric Capital Corporation, 6.00%
     due 7/1/1998                                   30,000,000       30,000,000
                                                                 --------------
  TOTAL COMMERCIAL PAPER (COST: $80,000,000)                         80,000,000

REPURCHASE AGREEMENTS--1.8%
  State Street Repurchase Agreement, 5.65%
     due 7/1/1998                                   29,819,000   $   29,819,000
                                                                 --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $29,819,000)                    29,819,000

  TOTAL SHORT TERM INVESTMENTS (COST: $149,251,796)                 149,262,221

  Total Investments (Cost $1,347,010,691)--100.0%                $1,617,161,031
  Other Liabilities In Excess Of Other Assets--(0.0)%                  (502,246)
                                                                 --------------

  TOTAL NET ASSETS--100%                                         $1,616,658,785
                                                                 --------------
                                                                 --------------

          (a) Non-income producing security.
          (b) Represents an American Depositary Receipt.

                                                         THE OAKMARK SELECT FUND

 THE OAKMARK SMALL CAP FUND

       REPORT FROM STEVEN J. REID, PORTFOLIO MANAGER
        ........................................................................

                  [PHOTO]

--------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/98) AS COMPARED TO THE RUSSELL 2000 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             THE OAKMARK
            SMALL CAP FUND   RUSSELL 2000
10/95               $10,000        $10,000
1/96                $10,180        $10,684
4/96                $12,180        $11,841
7/96                $11,830        $10,772
10/96               $13,190        $11,661
1/97                $15,180        $12,708
4/97                $15,170        $11,848
7/97                $18,730        $14,369
9/97                $20,340        $15,774
12/97               $20,290        $15,245
3/98                $21,732        $16,779
6/98                $20,467        $15,997

                                                  AVERAGE ANNUAL TOTAL RETURN*
                                                         THROUGH 6/30/98
                                 TOTAL RETURN          FROM FUND INCEPTION
6/30/98 NAV $19.59                LAST 3 MOS.                11/1/95
--------------------------------------------------------------------------------
THE OAKMARK SMALL CAP FUND             -5.8%                    30.8%
Lipper Small Cap Fund Index**          -3.9%                    15.4%
Russell 2000 w/ inc**                  -4.7%                    19.3%
S&P Small Cap 600 w/inc**              -4.5%                    22.3%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Lipper Small Cap Fund Index is comprised of 30 Small Cap Funds. The Russell 2000 Index measures the performance of smaller companies, and represents approximately 10% of the total value of publicly traded companies in the U.S. The S&P 600 Index measures the performance of selected U.S. stocks with small market capitalization. Past performance is no guarantee of future results.

The Oakmark Small Cap Fund's third fiscal quarter ended on June 30, 1998. During the quarter, the Fund lost 5.8%. For the nine months of the fiscal year, the Fund gained 0.6%. Although The Oakmark Small Cap Fund has significantly outperformed the relevant indices since its inception, the recent short-term results are a bit of a disappointment. It is important to remember that investing is a marathon, not a sprint. The true measure of the success of our individual investments in the Fund will not be known for years. As always, we will be consistent and not deviate from our disciplined investment philosophy. Over the long term we believe our value-oriented style of investing will produce results that meet your investment objectives.

For several years now large companies have produced investment returns that are significantly better than smaller companies. That trend has continued this year. However, it is worth noting that smaller companies' earnings growth has been greater than larger companies yet their shares sell at lower valuations. The inflow of money into equities has pushed the stocks of large companies to unprecedented levels of valuation. As an example, General Electric Company's (GE--$92.625) market capitalization recently crossed $300 billion. GE is clearly an outstanding company; it is a leader in its businesses and extremely well managed. As a value investor it is hard to accept the stock market's valuation of their shares. Based on consensus estimates, GE sells at a price-earnings ratio in excess of 30 times this year's earnings. In contrast, the shares of our favorite slipper maker (see last quarter's report), R.G. Barry Corporation (RGB--$17), are valued in the marketplace at a price-earnings ratio that is less than 15 times. Although these companies are not directly comparable, I feel much more comfortable owning the shares and products of RGB.

MEA CULPA
Many shareholders have inquired about the precipitous drop in the shares of U.S. Industries (USI--$19). On

14
THE OAKMARK SMALL CAP FUND

 ........................................................................

July 2nd, the share price of USI fell over five dollars. The reason for this was a decline in earnings from two of the Company's non-core businesses. This is a great example of a herd-like overreaction to bad news. The earnings at USI for the current fiscal year have been reduced by $0.20 per share, or roughly 12%, yet the share price dropped 22%. The market, in essence, valued the reduction in earnings at a price-earnings multiple of more than 28 times. Furthermore, the shares of USI are now being valued at a price-earnings ratio of a little more than 12 times. Although disappointed by this event, my experience with this management team is that they will act quickly and decisively to correct the problems facing the Company. Thus I continue to believe that USI remains an undervalued investment opportunity.

A NEW ADDITION TO THE FLEET
During the quarter, Teekay Shipping Corporation (TK--$24) was added to the portfolio. TK is an owner and operator of a large modern fleet of oil tankers. Their size has allowed them to capture a significant share of trade in the Indo-Pacific Basin. Their modern fleet is both very economical to operate and environmentally sound. These factors make them a "first call" by customers, which include many of the well-known international oil companies. These favorable relationships, combined with excellent fleet management, allow TK to operate at utilization rates of up to 85% versus their competitors who operate at rates as low as 50%. This disparity in utilization rates allows TK to earn a superior return on investment. In a recent visit with management we came away impressed by their strategies to enhance and optimize the opportunities in their business. We also take comfort in the fact that insiders own in excess of 50% of the outstanding shares. Most important, the shares of TK are attractively valued at about nine times current fiscal year earnings. At the present time there is very little coverage of TK by Wall Street, which has allowed us to purchase shares at their 12 month low.

OUTLOOK

Although challenged by the current investment environment, your Fund is committed to its investment philosophy. I am encouraged by the operating performance and valuations of our holdings. Investor focus on large companies has helped create opportunities for investment in small companies. That focus has reduced the competition for investment in small companies, which improves our ability to find undervalued investments.

Once again, I would like to thank everyone involved, especially our shareholders, for your support of The Oakmark Small Cap Fund.

Congratulations to the Chicago Bulls on their sixth NBA Championship!!

      [SIGNATURE]

STEVEN J. REID

Portfolio Manager
sreid@oakmark.com

July 8, 1998

                                                      THE OAKMARK SMALL CAP FUND

       THE OAKMARK SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1998 (UNAUDITED)
 ........................................................................

                                                   SHARES HELD     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--92.5%

FOOD & BEVERAGE--9.1%
  Ralcorp Holdings, Inc. (a)                         2,000,000   $   37,750,000
  Triarc Companies, Inc. (a)                         1,500,000       32,906,250
  International Multifoods Corporation               1,000,000       27,500,000
  M & F Worldwide Corp. (a)                            917,600        9,118,650
                                                                 --------------
                                                                    107,274,900

RETAIL--4.9%
  Cole National Corporation (a)                      1,000,000   $   40,000,000
  Ugly Duckling Corporation (a)                      1,750,000       16,953,125
                                                                 --------------
                                                                     56,953,125

OTHER CONSUMER GOODS & SERVICES--7.3%
  Scotsman Industries, Inc.                          1,000,000   $   27,750,000
  First Brands Corporation                           1,000,000       25,625,000
  Barry (R.G.) Corporation (a)                         810,000       13,365,000
  Libbey, Inc.                                         300,000       11,493,750
  P.H. Glatfelter Company                              500,000        7,906,250
                                                                 --------------
                                                                     86,140,000

BANKS--12.8%
  People's Bank of Bridgeport, Connecticut           2,950,000   $  102,143,750
  Brookline Bancorp, Inc. (a)                          800,000       11,900,000
  BankAtlantic Bancorp, Inc., Class A                1,000,001       11,812,512
  Northwest Bancorp Inc.                               550,000        8,696,875
  Niagara Bancorp Inc. (a)                             500,000        7,375,000
  PennFed Financial Services, Inc.                     260,000        4,306,250
  Savings Bank of the Finger Lakes                     188,000        3,501,500
                                                                 --------------
                                                                    149,735,887

INSURANCE--9.3%
  RenaissanceRe Holdings Limited.                    1,009,000   $   46,729,312
  Financial Security Assurance Holdings Ltd.           750,000       44,062,500
  Highlands Insurance Group, Inc. (a)                1,000,000       18,500,000
                                                                 --------------
                                                                    109,291,812

OTHER FINANCIAL--3.6%
  ARM Financial Group, Inc., Class A                 1,000,000   $   22,125,000
  Duff & Phelps Credit Rating Co.                      350,000       19,512,500
                                                                 --------------
                                                                     41,637,500

BROADCASTING & CABLE TV--9.8%
  Cablevision Systems Corporation (a)                1,000,000   $   83,500,000
  Ascent Entertainment Group, Inc. (a)               2,000,000       22,250,000
  Granite Broadcasting Corporation (a)                 800,000        9,500,000
                                                                 --------------
                                                                    115,250,000

PUBLISHING--0.7%
  Lee Enterprises, Inc.                                250,000   $    7,656,250

TELECOMMUNICATIONS--1.2%
  ROHN Industries, Inc.                              3,000,000   $   14,062,500

16
THE OAKMARK SMALL CAP FUND

       THE OAKMARK SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1998 (UNAUDITED) CONT.
 ........................................................................

                                                  SHARES HELD/
                                               PRINCIPAL VALUE     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--92.5% (CONT.)

AUTOMOTIVE--6.4%
  SPX Corporation (a)                                  600,000   $   38,625,000
  Stoneridge, Inc. (a)                               1,376,500       25,121,125
  Standard Motor Products, Inc.                        500,000       11,125,000
                                                                 --------------
                                                                     74,871,125

TRANSPORTATION SERVICES--1.1%
  Teekay Shipping Corporation                          530,000   $   13,283,125

MACHINERY & INDUSTRIAL PROCESSING--4.0%
  The Carbide/Graphite Group, Inc. (a)                 750,000   $   20,859,375
  DT Industries, Inc.                                  600,000       14,550,000
  Northwest Pipe Company (a)                           500,000       11,750,000
                                                                 --------------
                                                                     47,159,375

OIL & NATURAL GAS--2.3%
  Titan Exploration, Inc. (a)                        3,000,000   $   26,625,000

OTHER INDUSTRIAL GOODS & SERVICES--9.4%
  MagneTek, Inc. (a)                                 2,500,000   $   39,375,000
  Columbus McKinnon Corporation                      1,000,000       26,000,000
  Ferro Corporation                                  1,000,000       25,312,500
  Binks Sames Corporation                              247,000       10,790,812
  H.B. Fuller Company                                  145,000        8,038,438
  Binks Sames Corporation, Restricted Shares            28,000        1,076,460
                                                                 --------------
                                                                    110,593,210

COMMERCIAL REAL ESTATE--4.1%
  Catellus Development Corporation (a)               2,750,000   $   48,640,625

DIVERSIFIED CONGLOMERATES--6.5%
  U.S. Industries, Inc.                              3,066,400   $   75,893,400

  TOTAL COMMON STOCKS (COST: $924,038,518)                        1,085,067,834

SHORT TERM INVESTMENTS--6.7%

COMMERCIAL PAPER--4.7%
  American Express Credit Corp., 5.56% due
     7/6/1998-7/9/1998                             $10,000,000   $   10,000,000
  Ford Motor Credit Corp., 5.53%-5.61% due
     7/2/1998-7/6/1998                              15,000,000       15,000,000
  General Electric Capital Corporation,
     5.57%-6.00% due7/1/1998-7/8/1998               30,000,000       30,000,000
                                                                 --------------
  TOTAL COMMERCIAL PAPER (COST: $55,000,000)                         55,000,000

                                                      THE OAKMARK SMALL CAP FUND

       THE OAKMARK SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1998 (UNAUDITED) CONT.
 ........................................................................

                                               PRINCIPAL VALUE     MARKET VALUE
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--6.7% (CONT.)

REPURCHASE AGREEMENTS--2.0%
  State Street Repurchase Agreement, 5.65%
     due 7/1/1998                                  $22,802,000   $   22,802,000
                                                                 --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $22,802,000)                    22,802,000

  TOTAL SHORT TERM INVESTMENTS (COST: $77,802,000)                   77,802,000

  Total Investments (Cost $1,001,840,518)--99.2%                 $1,162,869,834
  Other Assets In Excess Of Other Liabilities--0.8%                   9,860,544
                                                                 --------------

  TOTAL NET ASSETS--100%                                         $1,172,730,378
                                                                 --------------
                                                                 --------------

          (a) Non-income producing security.

18
THE OAKMARK SMALL CAP FUND

 THE OAKMARK EQUITY AND INCOME FUND

       REPORT FROM CLYDE S. MCGREGOR, PORTFOLIO MANAGER
        ........................................................................

                  [PHOTO]

--------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/98) AS COMPARED TO THE LIPPER BALANCED FUND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                THE OAKMARK        LIPPER BALANCED
            EQUITY & INCOME FUND      FUND INDEX
10/95                     $10,000           $10,000
1/96                      $10,290           $10,662
4/96                      $10,630           $10,778
7/96                      $10,660           $10,665
10/96                     $11,290           $11,449
1/97                      $12,255           $12,197
4/97                      $12,429           $12,244
7/97                      $14,289           $13,909
9/97                      $14,810           $14,005
12/97                     $14,941           $14,243
3/98                      $16,233           $15,370
6/98                      $16,320           $15,599

                                                  AVERAGE ANNUAL TOTAL RETURN*
                                                         THROUGH 6/30/98
                                 TOTAL RETURN          FROM FUND INCEPTION
6/30/98 NAV $15.03                LAST 3 MOS.                11/1/95
--------------------------------------------------------------------------------
THE OAKMARK EQUITY & INCOME
  FUND                                  0.5%                    20.2%
Lipper Balanced Fund Index**            1.5%                    18.2%
Lehman Govt./ Corp. Bond**              2.6%                     7.5%
S&P 500 w/ inc**                        3.3%                    31.0%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Lipper Balanced Fund Index Composite is comprised of 30 balanced funds. The Lehman Govt./Corp. Bond Index includes the Lehman Government and Lehman Corporate indices. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. Past performance is no guarantee of future results.

QUARTER UPDATE

Last quarter I wrote that the stocks in The Equity and Income Fund had generated all of the substantial return realized by the Fund between January and March. The June quarter was quite different. Stocks, particularly smaller and mid-cap issues, struggled, leaving it up to the fixed income segment to provide sufficient returns to push the Fund into positive territory. These disparate outcomes are two sides of the same coin. The economic decline in Asia has caused profit shortfalls for many US concerns while at the same time diminishing the probability that the Federal Reserve will increase interest rates. In addition, the strength of the dollar against most foreign currencies reduces reported profits for US companies with international operations while it enhances the attraction of US bond issues to foreign investors. The results in these two quarters once again demonstrate the benefits of diversification across asset classes. The usual 60% equity 40% fixed income mix in The Equity and Income Fund enables investors to capture those benefits.

CHRYSLER

The Fund's holding in the shares of Chrysler Corporation generated the biggest single contribution to the June quarter return. When the May 6th announcement came of Daimler-Benz's agreement with Chrysler for a friendly acquisition, I was surprised to discover that your fund's 4.2% position in the stock was the largest percentage holding of Chrysler by any mutual fund. This was particularly unexpected given that your fund was only 59% invested in stocks at that moment and other firms have mutual funds which invest 100% of their assets in equities from the automotive sector. The size of the holding elicited numerous questions from the media as well as fund investors as to what I saw in Chrysler and why I had taken a concentrated position in the Fund. I devote the remainder of this report to our thought process supporting the Chrysler investment.

                                              THE OAKMARK EQUITY AND INCOME FUND

 ........................................................................

When I consider an equity investment for your fund, I examine the issue's valuation, financial condition, and fundamental outlook as well as the orientation of the company's management team. Since the Equity and Income Fund has an income orientation, I also pay attention to the stock's dividend yield. Chrysler is a prototypical example of a stock which excelled in every category.

I first purchased Chrysler stock one year ago. The shares then traded for less than 7 times our estimate for 1998 earnings. The condition of the company's balance sheet was extraordinary: cash exceeded $7 billion against total debt of around $2 billion, the once seriously underfunded pension plans were in surplus, and the company had over $1 billion of reserves set aside for the health costs of retired employees. The stock's dividend yield at the time of the initial purchase was 4.3%, making it the third highest yielding stock in your fund. Management was using the company's financial strength to undertake significant and persistent stock repurchases.

Management had obviously demonstrated expertise in financial administration of the company, but what seemed to be less appreciated was their leadership in technology and labor relations. Some readers may have seen commercials for the Dodge Intrepid, one of Chrysler's "LH" models. The commercials describe how the company used computers alone to design the car without building scale models. What was not shown was how it took the engineers only 4 minutes to make the body of the first production model fit onto the chassis. When Chrysler developed the previous generation of LH cars, it took the engineers several months to fit the body to the chassis. Change of this sort saves costs, improves quality, and makes it possible to keep the product line fresher.

As I write this letter, General Motors has lost most of its production capacity because of a labor action at one critical parts manufacturing facility. Chrysler has kept labor problems to a minimum in the 1990's largely because the company now outsources approximately 70% of the manufacturing process (the comparable number at GM is roughly 30%). While it is true that this outcome was more a product of Chrysler's historic financial weakness rather than brilliant management foresight, the company has used this advantage effectively to become the low cost producer in most of its product segments.

I initiated a normal sized position in Chrysler in the Fund last July. As sometimes happens, I had the opportunity to add to the position at a lower price in January when Wall Street began to fret about the slow introduction of the LH cars. We noticed that factory production of these cars was rising, the new Dodge Durango sport utility vehicle was selling briskly (I own one myself), and the company had new offerings in the pickup truck market. I made the decision to increase the position to 5% at that point and have not added to the holding since then.

I wrote about diversification in the previous quarterly letter, so I will not repeat myself. The Chrysler experience demonstrates why we should emphasize those holdings which most perfectly fulfill our stock selection criteria of valuation, financial strength, and management.

In closing, I would be quite remiss were I not to thank Jim Benson of our research team for bringing this idea to The Fund.

As always, please e-mail me with your questions or comments.

        [SIGNATURE]

CLYDE S. MCGREGOR

Portfolio Manager
mcgregor@oakmark.com

July 8, 1998

20
THE OAKMARK EQUITY AND INCOME FUND

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1998 (UNAUDITED)
 ........................................................................

                                                   SHARES HELD     MARKET VALUE
-------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--62.5%

OFFICE EQUIPMENT--2.6%
  Lexmark International Group, Inc., Class A
     (a)                                                26,000   $   1,586,000

OTHER CONSUMER GOODS & SERVICES--7.4%
  H&R Block, Inc.                                       48,000   $   2,022,000
  Juno Lighting, Inc.                                   76,300       1,802,587
  National Presto Industries, Inc.                      17,000         661,938
                                                                 --------------
                                                                     4,486,525

BANKS--2.2%
  Banc One Corporation                                  23,674   $   1,321,305

INSURANCE--6.9%
  PartnerRe Ltd.                                        32,500   $   1,657,500
  Old Republic International Corporation                49,500       1,450,969
  Aon Corporation                                       15,000       1,053,750
                                                                 --------------
                                                                     4,162,219

OTHER FINANCIAL--2.5%
  Washington Mutual, Inc.                               35,000   $   1,520,312

TV PROGRAMMING--3.4%
  Tele-Communications, Liberty Media, Class A
     (a)                                                52,800   $   2,049,300

PUBLISHING--4.4%
  Dun & Bradstreet Corporation                          45,000   $   1,625,625
  Lee Enterprises, Inc.                                 33,900       1,038,187
                                                                 --------------
                                                                     2,663,812

COMPUTER SERVICES--3.3%
  Electronic Data Systems Corporation                   50,000   $   2,000,000

DATA STORAGE--3.3%
  Imation Corp. (a)                                    120,200   $   1,990,813

MEDICAL PRODUCTS--1.6%
  Sybron International Corporation a                    40,000   $   1,010,000

AUTOMOTIVE--7.7%
  Chrysler Corporation                                  56,000   $   3,157,000
  Lear Corporation (a)                                  15,000         769,687
  Borg-Warner Automotive, Inc.                          15,000         720,938
                                                                 --------------
                                                                     4,647,625

AEROSPACE & DEFENSE--1.9%
  The Boeing Company                                    25,800   $   1,149,713

                                              THE OAKMARK EQUITY AND INCOME FUND

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1998 (UNAUDITED) CONT.
 ........................................................................

                                                  SHARES HELD/
                                               PRINCIPAL VALUE     MARKET VALUE
-------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--62.5% (CONT.)

MINING--2.9%
  DeBeers Centenary AG (b)                             100,000   $   1,750,000

OTHER INDUSTRIAL GOODS & SERVICES--2.2%
  Premark International, Inc.                           41,500   $   1,338,375

COMMERCIAL REAL ESTATE--6.4%
  Catellus Development Corporation (a)                 142,728   $   2,524,501
  Amli Residential Properties Trust                     65,000       1,393,438
                                                                 --------------
                                                                     3,917,939

DIVERSIFIED CONGLOMERATES--3.8%
  U.S. Industries, Inc.                                 92,250   $   2,283,187
                                                                 --------------
  TOTAL EQUITY AND EQUIVALENTS (COST: $30,828,605)                  37,877,125

FIXED INCOME--35.9%

PREFERRED STOCK--4.9%

BANKS--4.2%
  BBC Capital Trust 1, Preferred, 9.50%                 28,000   $     717,500
  PennFirst Capital Trust 1, Preferred,
     8.625%                                             70,000         700,000
  Pennfed Capital Trust, Preferred, 8.90%               27,500         697,812
  RBI Capital Trust I, Preferred, 9.10%                 42,500         432,969
                                                                 --------------
                                                                     2,548,281

OTHER FINANCIAL--0.7%
  Fidelity Capital Trust I, Preferred, 8.375%           43,500   $     429,563

  TOTAL PREFERRED STOCK (COST: $2,970,737)                           2,977,844

CORPORATE BONDS--2.4%

AEROSPACE & AUTOMOTIVE--0.3%
  Coltec Industries, Inc., 9.75% due 4/1/2000         $150,000   $     159,187
  Coltec Industries, Inc., 9.75% due
     11/1/1999                                          25,000          26,375
                                                                 --------------
                                                                       185,562

BUILDING MATERIALS & CONSTRUCTION--0.3%
  USG Corporation, 9.25% due 9/15/2001,
     Senior Notes Series B                             150,000   $     162,750

UTILITIES--0.3%
  Midland Funding Corporation, 11.75% due
     7/23/2005                                         150,000   $     177,750

22
THE OAKMARK EQUITY AND INCOME FUND

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1998 (UNAUDITED) CONT.
 ........................................................................

                                               PRINCIPAL VALUE     MARKET VALUE
-------------------------------------------------------------------------------
FIXED INCOME--35.9% (CONT.)

OTHER INDUSTRIAL GOODS & SERVICES--1.5%
  Scotsman Industries, Inc., 8.625% due
     12/15/2007, Senior Subordinated Note             $565,000   $     575,594
  UCAR Global Enterprises Inc., 12.00% due
     1/15/2005, Senior Subordinated Note               300,000         336,375
                                                                 --------------
                                                                       911,969

  TOTAL CORPORATE BONDS (COST: $1,397,505)                           1,438,031

GOVERNMENT AND AGENCY SECURITIES--28.6%

U.S. GOVERNMENT BONDS--28.1%
  United States Treasury Notes, 7.875% due
     11/15/2004                                      6,000,000   $   6,735,780
  United States Treasury Notes, 7.50% due
     5/15/2002                                       6,000,000       6,399,900
  United States Treasury Notes, 7.125% due
     9/30/1999                                       3,800,000       3,872,542
                                                                 --------------
                                                                    17,008,222

U.S. GOVERNMENT AGENCIES--0.5%
  Federal Home Loan Bank, 6.405% due
     4/10/2001, Consolidated Bond                      300,000   $     305,400

  TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $17,059,955)        17,313,622

  TOTAL FIXED INCOME (COST: $21,428,197)                            21,729,497

SHORT TERM INVESTMENTS--4.4%

COMMERCIAL PAPER--3.3%
  American Express Credit Corp., 5.51% due
     7/6/1998                                         $500,000   $     500,000
  Ford Motor Credit Corp., 5.53%-5.55% due
     7/7/1998-7/9/1998                               1,000,000       1,000,000
  General Electric Capital Corporation, 5.57%
     due 7/8/1998                                      500,000         500,000
                                                                 --------------
  TOTAL COMMERCIAL PAPER (COST: $2,000,000)                          2,000,000

                                              THE OAKMARK EQUITY AND INCOME FUND

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1998 (UNAUDITED) CONT.
 ........................................................................

                                               PRINCIPAL VALUE     MARKET VALUE
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.4% (CONT.)

REPURCHASE AGREEMENTS--1.1%
  State Street Repurchase Agreement, 5.65%
     due 7/1/1998                                     $644,000   $     644,000
                                                                 --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $644,000)                         644,000

  TOTAL SHORT TERM INVESTMENTS (COST: $2,644,000)                    2,644,000

  Total Investments (Cost $54,900,802)--102.8%                   $  62,250,622
  Other Liabilities In Excess Of Other Assets--(2.8)%               (1,695,938 )
                                                                 --------------

  TOTAL NET ASSETS--100%                                         $  60,554,684
                                                                 --------------
                                                                 --------------

          (a) Non-income producing security.
          (b) Represents an American Depositary Receipt.

24
THE OAKMARK EQUITY AND INCOME FUND

 THE OAKMARK INTERNATIONAL FUND

       REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS
        ........................................................................

      [PHOTO]         [PHOTO]

--------------------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (6/30/98) COMPARED TO THE MORGAN STANLEY WORLD EX U.S. INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              THE OAKMARK      M.S. WORLD EX
           INTERNATIONAL FUND    U.S. INDEX
9/92                  $10,000         $10,000
10/92                  $9,800          $9,505
1/93                  $10,833          $9,621
4/93                  $12,105         $11,764
7/93                  $12,608         $12,233
10/93                 $14,454         $12,981
1/94                  $16,488         $13,786
4/94                  $15,382         $13,664
7/94                  $15,195         $13,899
10/94                 $15,122         $14,265
1/95                  $13,698         $13,124
4/95                  $14,399         $14,437
7/95                  $15,507         $14,911
10/95                 $14,659         $14,248
1/96                  $16,248         $15,312
4/96                  $18,162         $16,144
7/96                  $17,635         $15,471
10/96                 $18,310         $15,843
1/97                  $19,909         $15,761
4/97                  $21,149         $16,114
7/97                  $22,960         $18,426
9/97                  $23,283         $18,027
12/97                 $20,097         $16,637
3/98                  $22,994         $19,083
6/98                  $20,253         $19,233

                                                AVERAGE ANNUAL TOTAL RETURN*
                                                       THROUGH 6/30/98
                                TOTAL RETURN         FROM FUND INCEPTION
6/30/98 NAV $12.93               LAST 3 MOS.               9/30/92
------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND       -11.9%                   13.1%
Morgan Stanley World ex U.S.
  w/inc.**                              .8%                   12.0%
Morgan Stanley EAFE w/inc**            1.1%                   11.9%
Lipper Analytical
  International Fund Index**            .8%                   14.1%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Morgan Stanley World ex U.S. Index includes 19 country sub-indexes. The Morgan Stanley EAFE Free Index refers to Europe, Asia and the Far East and includes 18 country sub-indexes. The Lipper International Fund Index includes 30 mutual funds that invest in securities whose primary markets are outside the United States. Past performance is no guarantee of future results.

FELLOW SHAREHOLDERS,
After a strong first calendar quarter, your Fund has declined by 11.9% in the second quarter of 1998. This compares unfavorably with a .8% return for both the MSCI World ex-USA and Lipper International indices. Since your Fund's inception in 1992, it has returned 13.1% versus the MSCI World ex-USA of 12.0% and a Lipper International return of 14.1%.

EMERGING MARKETS SUBMERGE
Our weak 2nd calendar quarter performance is due to our investment exposure to the Pacific Rim and Latin America. As an example, Brazil was down 18%, Hong Kong 26% and Korea 38%. Even innocent Australia was down nearly 5% during this period. These adverse movements hit us hard because we have increased our investment in these depressed markets, unlike some of our peers who liquidated their holdings.

Many of you have asked why we have not fled Asia like most of our competition. The answer, in one word, is VALUE. As value investors, we remain convinced that over time, the price of a business converges with the value of a business. History has shown this time and time again. In fact, your Fund went through a similar period from March of 1994 through Spring of 1995. During that time, The International Fund dropped approximately 10%, due mainly to the negative price activity in the emerging markets, Latin America specifically. The Fund behaved similarly to today: we increased our weightings in these regions, focusing on companies which were under priced but financially sound and globally competitive. Our performance from late Spring 1995 to late Spring 1997 was outstanding, allowing the Fund to

                                                  THE OAKMARK INTERNATIONAL FUND

 ........................................................................

recapture all its losses and add gains. In calendar year 1996, your Fund, along with The Oakmark International Small Cap Fund was one of the top performing diversified international funds. In fact, The Oakmark International Fund climbed over 50% during that period! See graph below.

Nevertheless, we believe that performance needs to be viewed in the long-term perspective. Our performance history indicates that the pain we are suffering today should eventually lead to gain in the future. As VALUE INVESTORS we feel that we are paid to invest our shareholders' money in those stocks which offer the best LONG-TERM value. Today, those stocks are in companies located in places like Korea, New Zealand, Brazil and Hong Kong (see below). History and the laws of economics strongly suggest that these markets and companies will rebound. When this happens, there will be a rush by our peers (similar to the LatAm situation) to get back into these areas, eventually driving prices wildly higher. We hope to be the prime beneficiaries when these companies/ markets are back in vogue.

EXAMPLES OF HIGH QUALITY AT A LOW PRICE...
In Brazil, two of our larger holdings are USIMINAS and UNIBANCO. Usiminas is one of the most efficient producers of steel in the world. Brazil is one of the fastest growing markets for steel. The company is very shareholder friendly

(the company recently announced another stock buy back and yields over 10%). At the time of this writing, the company was priced at 3.5x earnings and 2.3x cash flow, levels which we think are completely unjustified and subject to huge potential upside revision. Unibanco is one of Brazil's leading banks. It has made money in good times and bad and is extremely well positioned to benefit from the growth of financial services in Brazil. It sells for under one times adjusted book, returns greater than 15% on its equity, and is a leader in low loan losses and in expense containment. Compare this to banks in Europe that sell at 3-5 times, a much slower growing book value.

In Asia, value is everywhere, even in Japan. Recently we have added two names, CANON (cameras, copiers, printers, etc.) and CITIZEN (watches, watch components). Both companies are extremely competitive globally, trade at rock bottom prices, will benefit from a weaker yen and are becoming attentive to shareholder value. In Hong Kong, we own two groups in the hotel business, MANDARIN ORIENTAL and HONG KONG AND SHANGHAI HOTEL GROUP (PENINSULA), which are extremely strong franchises selling at a fraction of the price European or American hotel companies are selling.

WE ARE CONFIDENT!
Yes, there has been volatility in foreign markets. Yes, select markets have crashed. And yes, many have panicked and left certain regions altogether. But, we remain invested in these emerging markets and are convinced that our approach will again yield strong results. This confidence stems from the knowledge we have of our companies, their competitive positions as well as their financial soundness. We also know that in the past, price and value have converged. Finally, we would like to thank our fellow shareholders for your continued support.

    [SIGNATURE]

DAVID HERRO

Portfolio Manager
72242.772@compuserve.com

       [SIGNATURE]

MICHAEL J. WELSH

Portfolio Manager
102521.2142@compuserve.com

July 7, 1998
--------------------------------------------------------------------------------

                 OAKMARK INTERNATIONAL: LATIN AMERICAN CRISIS &
                           POST LATIN AMERICAN CRISIS
                     CUMULATIVE RETURN: $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          OAKMARK     M.S. WORLD EX      LIPPER
                       INTERNATIONAL    U.S. INDEX    INTERNATIONAL
12/31/94                     $10,000         $10,000        $10,000
3/31/95                       $9,670         $10,190         $9,751
6/30/95                      $10,516         $10,290        $10,248
9/30/95                      $11,056         $10,708        $10,807
12/31/95                     $10,832         $11,141        $11,002
3/31/96                      $12,135         $11,477        $11,487
6/30/96                      $13,107         $11,664        $11,933
9/30/96                      $13,080         $11,673        $11,968
12/31/96                     $13,867         $11,906        $12,589
3/31/97                      $14,946         $11,721        $12,904
6/30/97                      $16,184         $13,242        $14,350
LATIN CRISIS
POST LATIN CRISIS

26
THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
       INTERNATIONAL DIVERSIFICATION--JUNE 30, 1998
 ........................................................................

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Pacific Rim         27.6%
Europe              49.5%
Latin America       18.1%

                           % OF FUND
                              NET
                            ASSETS
     -------------------------------
     EUROPE           49.5%
     Great Britain             25.8%
     France                    11.3%
     Italy                      3.3%
     Finland                    2.9%
     Sweden                     2.9%
     Netherlands                2.1%
     Switzerland                1.2%

     LATIN AMERICA    18.1%
     Brazil                     9.8%
     Argentina                  4.5%
     Panama                     3.8%

                           % OF FUND
                              NET
                            ASSETS
     -------------------------------

     PACIFIC RIM       27.6%
     Japan                      8.0%
     Hong Kong                  7.1%
     Singapore                  3.2%
     Australia                  2.8%
     New Zealand                2.8%
     Korea                      2.4%
     Malaysia                   1.2%
     Thailand                   0.1%

                                                  THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1998 (UNAUDITED)
 ........................................................................

                                        DESCRIPTION                                   SHARES HELD     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.2%

CONSUMER NON-DURABLES--5.4%
  Fila Holding S.p.A. (Italy), (b)      Athletic Footwear Manufacturing                 2,454,500   $   36,817,500
  Citizen Watch Co. (Japan)             Watch Manufacturer and Retailer                 2,706,000       22,408,114
  BYC Co. Ltd. (Korea)                  Textile Manufacturer                               33,540          916,060
  Yue Yuen Industrial Holdings (Hong    Athletic Footwear Manufacturing
     Kong)                                                                                360,600          644,593
                                                                                                    --------------
                                                                                                        60,786,267

FOOD & BEVERAGE--11.5%
  Quilmes Industrial SA (Argentina), (b) Brewer                                         5,182,800   $   50,532,300
  Tate & Lyle PLC (Great Britain)       Sugar Producer & Distributor                    4,538,921       36,074,308
  Pernod Ricard (France)                Manufactures Wines, Spirits, & Fruit              510,780       35,399,841
                                          Juices
  Lotte Chilsung Beverage Company       Manufacturer of Soft Drinks, Juices, &
     (Korea)                              SportDrinks                                     123,000        3,672,979
  Lotte Confectionery Company (Korea)   Confection Manufacturer                            65,270        3,327,677
                                                                                                    --------------
                                                                                                       129,007,105

HOUSEHOLD PRODUCTS--2.0%
  Amway Japan Limited (Japan)           Marketing of Household Products                 2,030,900   $   21,591,256
  Amway Japan Limited (Japan), (b)      Marketing of Household Products                   152,400          828,675
                                                                                                    --------------
                                                                                                        22,419,931

RETAIL--1.2%
  Giordano International Limited (Hong  East Asian Clothing Retailer &
     Kong)                                Manufacturer                                 67,299,000   $   13,636,994
  York-Benimaru Co., Ltd. (Japan)       Supermarket Chain                                  15,200          286,917
                                                                                                    --------------
                                                                                                        13,923,911

OTHER CONSUMER GOODS & SERVICES--6.6%
  Canon, Inc. (Japan)                   Office and Video Equipment                      1,007,000   $   22,940,984
  Sankyo Company, Ltd. (Japan)          Pachinko Machine Manufacturer                   1,234,800       20,093,295
  Mandarin Oriental International       Hotel Management
     Limited(Singapore)                                                                30,539,000       17,407,230
  The Hongkong and Shanghai Hotels,     Hotel Operator
     Limited (HongKong)                                                                28,133,000       14,070,131
                                                                                                    --------------
                                                                                                        74,511,640

28
THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1998 (UNAUDITED) CONT.
 ........................................................................

                                        DESCRIPTION                                   SHARES HELD     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.2% (CONT.)

BANKS--9.0%
  Banco Latinoamericano de              Multinational Bank
     Exportaciones, S.A., Class E
     (Panama), (b)                                                                      1,394,100   $   42,868,575
  Uniao de Bancos Brasileiros S.A.      Major Brazilian Bank
     (Brazil), (c)                                                                      1,128,900       33,302,550
  Uniao de Bancos Brasileiros S.A. -    Major Brazilian Bank
     units (Brazil)                                                                   286,362,500       16,935,883
  United Overseas Bank Ltd., Foreign    Commercial Banking
     Shares (Singapore)                                                                 2,600,000        8,100,890
                                                                                                    --------------
                                                                                                       101,207,898

OTHER FINANCIAL--3.7%
  Sedgwick Group plc (Great Britain)    Insurance Broker, Financial Services           19,285,000   $   41,216,209

MARKETING SERVICES--9.1%
  Saatchi & Saatchi plc (Great Britain), Advertising Services
     (a)                                                                               20,007,578   $   55,455,043
  Cordiant Communications Group plc     Advertising Services
     (Great Britain)                                                                   21,497,578       47,560,219
                                                                                                    --------------
                                                                                                       103,015,262

BROADCASTING & PUBLISHING--2.5%
  Europe 1 Communication (France)       Television Production                              74,020   $   16,895,909
  Singapore Press Holdings Ltd.         Newspaper Publisher
     (Singapore)                                                                        1,530,000       10,260,534
  Woongjin Publishing Company (Korea)   Publisher                                         148,410        1,183,605
                                                                                                    --------------
                                                                                                        28,340,048

TELECOMMUNICATIONS--3.5%
  Telecomunicacoes Brasileiras S.A.     Telecommunications
     (Brazil)                                                                         290,100,000   $   23,076,564
  Technology Resources Industries Berhad Telecommunications
     (Malaysia)                                                                        19,707,000       13,532,908
  SK Telecom Co. Ltd. (Korea)           Telecommunications                                 10,395        3,240,393
                                                                                                    --------------
                                                                                                        39,849,865

TRANSPORTATION--2.9%
  Volvo AB, Class B (Sweden)            Automobiles and Trucks                          1,082,600   $   32,236,397

                                                  THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1998 (UNAUDITED) CONT.
 ........................................................................

                                        DESCRIPTION                                   SHARES HELD     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.2% (CONT.)

TRANSPORTATION SERVICES--1.2%
  Danzas Holding AG (Switzerland), (a)  Freight Distributor                                51,950   $   13,996,962

AEROSPACE--4.9%
  Rolls-Royce plc (Great Britain)       Jet Engines                                     9,068,552   $   37,589,421
  Hong Kong Aircraft Engineering Company Commercial Aircraft Overhaul &
     Ltd. (Hong Kong)                     Maintenance                                  11,091,700       17,178,679
                                                                                                    --------------
                                                                                                        54,768,100

AIRLINES--1.4%
  Qantas Airways Limited (Australia)    International Airline                          10,670,000   $   16,094,863

OIL & NATURAL GAS--0.6%
  ISIS (France), (a)                    Oil Services                                       57,000   $    6,976,860

CHEMICALS--5.1%
  Fernz Corporation Limited (New        Agricultural & Industrial Chemical
     Zealand)                             Producer                                     14,132,500   $   31,621,546
  European Vinyls Corporation           PVC Manufacturer
     International N.V. (Netherlands)                                                   1,367,785       23,887,034
  Nagase & Co., Ltd. (Japan)            Chemical Wholesaler                               532,000        1,946,857
                                                                                                    --------------
                                                                                                        57,455,437

COMPONENTS--2.7%
  Varitronix International Limited (Hong Liquid Crystal Displays
     Kong)                                                                             15,374,000   $   30,755,937

MACHINERY & METAL PROCESSING--1.6%
  Outokumpu Oyj (Finland)               Metal Producer                                    731,800   $    9,346,019
  The Rauma Group (Finland)             Pulp Machinery                                    429,500        8,815,601
                                                                                                    --------------
                                                                                                        18,161,620

MINING AND BUILDING MATERIALS--2.0%
  Pioneer International Limited         Concrete Products, Aggregates
     (Australia)                                                                        6,585,176   $   15,737,825
  Keumkang Ltd. (Korea)                 Building Materials                                560,460        4,816,772
  Siam City Cement Public Company       Cement Producer
     Limited, Foreign Shares (Thailand)                                                 2,082,349        1,480,343

30
THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1998 (UNAUDITED) CONT.
 ........................................................................

                                        DESCRIPTION                                   SHARES HELD     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.2% (CONT.)
MINING AND BUILDING MATERIALS--2.0% (CONT.)
  Asia Cement Manufacturing Company Ltd. Cement Producer
     (Korea)                                                                               40,350   $      191,023
                                                                                                    --------------
                                                                                                        22,225,963

OTHER INDUSTRIAL GOODS & SERVICES--13.5%
  Tomkins plc (Great Britain)           Industrial Management Company                  10,616,228   $   57,742,170
  Chargeurs SA (France)                 Wool Production Holding Company                   602,387       49,769,639
  Charter plc (Great Britain)           Welding Products Manufacturer                   1,469,100       15,392,300
  Kone Corporation, Class B (Finland)   Elevators                                         103,870       14,592,076
  Groupe Legris Industries SA (France)  European Crane Manufacturer                       217,815       10,195,949
  Dongah Tire Industry Company (Korea), Tire Manufacturer
     (a)                                                                                  156,670        4,221,988
                                                                                                    --------------
                                                                                                       151,914,122

STEEL--3.3%
  USIMINAS (Brazil), (a)                Steel Production                                7,251,370   $   36,991,987
  Pohang Iron & Steel Company Ltd.      Manufactures Steel Products
     (Korea)                                                                               14,000          395,630
                                                                                                    --------------
                                                                                                        37,387,617

DIVERSIFIED CONGLOMERATES--1.5%
  Compagnie Generale des Eaux (France)  Industrial Services                                38,000   $    8,114,528
  Tae Young Corporation (Korea)         Heavy Construction                                633,000        5,347,997
  First Pacific Company Ltd. (Hong Kong) Diversified Operations                         6,897,000        2,893,037
  Lamex Holdings Ltd. (Hong Kong)       Office Furniture Supplier                      14,040,000          543,624
                                                                                                    --------------
                                                                                                        16,899,186

  TOTAL COMMON STOCKS (COST: $1,248,179,123)                                                         1,073,151,200

                                                  THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1998 (UNAUDITED) CONT.
 ........................................................................

                                        DESCRIPTION                               PRINCIPAL VALUE     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.8%

COMMERCIAL PAPER--3.5%
  American Express Credit Corp., 5.51% due 7/6/1998-7/7/1998
                                                                                      $10,000,000   $   10,000,000
  Ford Motor Credit Corp., 5.57% due 7/9/1998-7/10/1998                                10,000,000       10,000,000
  General Electric Capital Corporation, 5.57%-6.00% due 7/1/1998-7/8/1998
                                                                                       20,000,000       20,000,000
                                                                                                    --------------
  TOTAL COMMERCIAL PAPER (COST: $40,000,000)                                                            40,000,000

REPURCHASE AGREEMENTS--1.3%
  State Street Repurchase Agreement, 5.65% due 7/1/1998                               $14,241,000   $   14,241,000
                                                                                                    --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $14,241,000)                                                       14,241,000

  TOTAL SHORT TERM INVESTMENTS (COST: $54,241,000)                                                      54,241,000

  Total Investments (Cost $1,302,420,123)--100.0%                                                   $1,127,392,200
  Foreign Currencies (Proceeds $2,753,194)--0.2%                                                         2,764,594
  Other Liabilities In Excess Of Other Assets--(0.2)% (d)                                               (2,783,886)
                                                                                                    --------------

  TOTAL NET ASSETS--100%                                                                            $1,127,372,908
                                                                                                    --------------
                                                                                                    --------------

          (a) Non-income producing security.
          (b) Represents an American Depositary Receipt.
          (c) Represents a Global Depositary Receipt.
          (d) Includes portfolio and transaction hedges.

32
THE OAKMARK INTERNATIONAL FUND

 THE OAKMARK INTERNATIONAL SMALL CAP FUND

       REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS
        ........................................................................

      [PHOTO]         [PHOTO]

--------------------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK
INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95)
TO PRESENT (6/30/98) AS COMPARED TO THE MORGAN STANLEY
WORLD EX U.S. INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           THE OAKMARK INTERNATIONAL   M.S. WORLD EX
                 SMALL CAP FUND          U.S. INDEX
10/95                         $10,000         $10,000
1/96                          $10,530         $10,747
4/96                          $11,340         $11,331
7/96                          $11,040         $10,858
10/96                         $11,410         $11,120
1/97                          $12,142         $11,062
4/97                          $12,152         $11,310
7/97                          $13,253         $12,933
9/97                          $12,672         $12,652
12/97                          $9,642         $11,677
3/98                          $11,429         $13,394
6/98                           $9,892         $13,499

                                                AVERAGE ANNUAL TOTAL RETURN*
                                                       THROUGH 6/30/98
                                TOTAL RETURN         FROM FUND INCEPTION
6/30/98 NAV $8.30                LAST 3 MOS.               11/1/95
------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL
  SMALL CAP FUND                     -13.5%                    -.4%
Morgan Stanley World ex U.S.
  w/inc.**                              .8%                   11.9%
Lipper Analytical
  International Small Cap Fund
  Average**                            3.3%                   13.8%
Micropal International Small
  Co. Fund Index**                     3.6%                   13.8%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of indexes or funds whose composition is different from the Fund. The Morgan Stanley World ex U.S. Index includes 19 country sub-indexes. The Lipper International Small Cap Fund Average includes 56 mutual funds that invest in securities whose primary markets are outside the United States. The Micropal Int'l Small Co. Fund Index sector average is an unweighted index comprised of all funds within the international small company fund sector. Past performance is no guarantee of future results.

FELLOW SHAREHOLDERS,

Your Fund had a tough 2nd quarter, giving back a lot of the strong gains achieved in the first quarter. For the period ended June 30, 1998, your Fund was down 13.5% versus 3.6% and 3.3% for the Micropal and Lipper international indices respectively. The largest factor impacting your Fund's performance is its 50% exposure to the Pacific Rim, whereas most of our peers invest approximately 15-20% in this region. Though the region has been in crisis since last summer, we believe it offers the greatest investment opportunity anywhere.

WE ARE VERY BULLISH ON ASIA...

The "old" news is that starting last summer, currencies and equity markets dramatically dropped across Asia. There were a few major causes of this event. First, most Asian currencies were pegged to the dollar. This resulted in overvalued currencies and current account deficits, thus pressuring the "peg" and eventually causing it to fail. Secondly, "crony capitalism" in the region meant that companies didn't make economic decisions based on economic risk/return analysis. Social and political implications seemed to guide decisions and economics were left out. This was possible because of the closed and opaque nature of the typical Asian economy. The end result was that resources flowed to areas where they were not needed, and those areas that actually needed resources were starved of capital and investment. Though Asia was not totally void of sensibility, bad practice advanced faster than good and today we see the results.

                                        THE OAKMARK INTERNATIONAL SMALL CAP FUND

 ........................................................................

 ...AS REAL CHANGE IS TAKING PLACE.
Having said the above, the "new" news is that Asia is changing faster than anyone would imagine. Economies are opening up and the discipline of the marketplace is replacing "crony capitalism". It is not occurring at the same speed everywhere, but it is noticeable. It is most evident in South Korea. Newly elected President Kim Dae Jung in six months transformed the Korean economy from one of the world's most closed and protected to an open one. As an example, prior to Kim's election, foreign investors had been limited to just a small fraction of a company's ownership. Today a foreign company or individual can make a hostile bid for a Korean company. This is exactly the type of change needed to put Korean business in a "shape-up or ship-out" mode. In the past, in Kim's words, the government protected big business. Today, all protections are being removed and Korean companies are starting to shape-up out of necessity.

Across Asia, "micro-economic reform" is taking place. China and Thailand are moving swiftly in the right direction. Singapore was always, and still is, fine. Malaysia is still debating change and a populist revolution has occurred in Indonesia. Though it's still very early, the new leadership in Jakarta seems to be acting responsibly. Japan remains a stumbling block but it is hard to imagine that they can dodge economic forces forever. The concern of Chinese economic supremacy will ultimately move them.

What this means is that the economies of Asia will be well positioned for longer and more stable post recession growth. The basic positive economic fundamentals that have propelled Asia over the last decade are still in place and are now made more potent with the new reforms. These fundamentals include high government and individual savings rates, very sound intellectual and physical infrastructure, productive work forces, strong families, and the "Asian
Intangible"....the ability of people in the greater Asian region to adapt, overcome and improvise. In a few years, this intangible will become more evident to the world than it already is.

WE ARE NOT THE ONLY BULLS!
Although many international portfolio managers seem to have pulled out of Asia, direct investors and businesses looking for bargains are going on a buying binge. From steel to financial services to electronics, Western businesses like Volvo, MetLife, Coca-Cola, GE Capital, LSI Logic and Interbrew are spending hundreds of millions of dollars on acquiring Asian companies. It's a sign of the confidence that long-term, "direct" investors have in Asia. We are in complete agreement with their view and, as long-term value investors, feel that patience today will yield lucrative results. We continue to believe that investment success over time is derived from a simple axiom--buying low and selling high. We will continue to do this no matter what the crowd is doing.

Finally, we would like to thank our fellow shareholders for continuing to show confidence in our abilities as stewards to your savings. We will continue to work hard to achieve satisfactory results.

    [SIGNATURE]

DAVID G. HERRO

Portfolio Manager
72242.772@compuserve.com

       [SIGNATURE]

MICHAEL J. WELSH

Portfolio Manager
102521.2142@compuserve.com

July 7, 1998

34
THE OAKMARK INTERNATIONAL SMALL CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
       INTERNATIONAL DIVERSIFICATION--JUNE 30, 1998
 ........................................................................

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Pacific Rim           48.9%
Europe                34.3%
Latin America          6.9%
Other Countries        1.9%

                           % OF FUND
                              NET
                            ASSETS
     -------------------------------
     PACIFIC RIM       48.9%
     Japan                     15.0%
     Australia                  7.0%
     New Zealand                6.9%
     Hong Kong                  6.5%
     Korea                      5.4%
     Thailand                   3.2%
     Singapore                  2.5%
     Phillipines                2.4%

     LATIN AMERICA     6.9%
     Brazil                     6.2%
     Panama                     0.7%

                           % OF FUND
                              NET
                            ASSETS
     -------------------------------

     EUROPE           34.3%
     Great Britain             23.2%
     Germany                    3.8%
     France                     3.7%
     Netherlands                2.4%
     Italy                      1.2%

     OTHER             1.9%
     Canada                     1.9%

                                        THE OAKMARK INTERNATIONAL SMALL CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1998 (UNAUDITED)
 ........................................................................

                                        DESCRIPTION                                   SHARES HELD     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.0%

CONSUMER NON-DURABLES--2.9%
  Royal Doulton plc (Great Britain)     Tableware and Giftware                            440,000   $   1,608,923
  Designer Textiles (NZ) Limited (New   Knit Fabrics
     Zealand)                                                                           2,960,000         385,059
                                                                                                    --------------
                                                                                                        1,993,982

FOOD & BEVERAGE--9.0%
  Matthew Clark plc (Great Britain)     Spirits & Drinks                                1,054,000   $   3,299,745
  Alaska Milk Corporation (Philippines), Milk Producer
     (a)                                                                               36,372,000       1,622,348
  Hite Brewery Company (Korea)          Brewer                                            165,010         853,293
  Souza Cruz S/A (Brazil)               Tobacco Products                                   55,000         408,975
                                                                                                    --------------
                                                                                                        6,184,361

HOUSEHOLD PRODUCTS--0.5%
  WMF (Germany)                         Tableware and Kitchenware                           1,753   $     315,908

RETAIL--10.8%
  Carpetright plc (Great Britain)       Carpet Retailer                                   495,000   $   2,157,169
  Somerfield plc (Great Britain)        Food Retailer                                     261,000       1,666,903
  Daimon (Japan)                        Liquor Retailer & Distributor                     612,200       1,505,373
  Paris Miki Inc. (Japan)               Optical Supplies Retailer                          80,600       1,061,493
  Giordano International Limited (Hong  East Asian Clothing Retailer &
     Kong)                                Manufacturer                                  3,112,000         630,594
  Jusco Stores (Hong Kong) Co., Limited Department Stores
     (Hong Kong)                                                                        2,996,000         406,014
                                                                                                    --------------
                                                                                                        7,427,546

OTHER CONSUMER GOODS & SERVICES--7.1%
  Sanford Limited (New Zealand)         Fisheries                                       1,689,240   $   2,575,459
  CeWe Color Holding AG (Germany)       Photo Equipment & Supplies                         11,150       2,318,473
                                                                                                    --------------
                                                                                                        4,893,932

BANKS--1.0%
  Banco Latinoamericano de              Multinational Bank
     Exportaciones, S.A., Class E
     (Panama), (b)                                                                         15,300   $     470,475
  Shinhan Bank (Korea)                  Commercial Bank                                    47,764         158,634
  Kookmin Bank (Korea)                  Commercial Bank                                    11,351          42,163
                                                                                                    --------------
                                                                                                          671,272

36
THE OAKMARK INTERNATIONAL SMALL CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1998 (UNAUDITED) CONT.
 ........................................................................

                                        DESCRIPTION                                   SHARES HELD     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.0% (CONT.)

OTHER FINANCIAL--10.1%
  Lambert Fenchurch Group plc (Great    Insurance Broker
     Britain)                                                                           1,871,000   $   3,202,109
  JCG Holdings Ltd. (Hong Kong)         Investment Holding Company                      7,711,000       2,139,733
  Ichiyoshi Securities (Japan)          Stock Broker                                    1,245,000       1,575,721
                                                                                                    --------------
                                                                                                        6,917,563

COMPUTER SOFTWARE--5.9%
  Enix Corporation (Japan)              Entertainment Software                            133,400   $   2,604,903
  Koei (Japan)                          Computer Software                                 196,000       1,474,217
                                                                                                    --------------
                                                                                                        4,079,120

COMPUTER SYSTEMS--3.8%
  Solution 6 Holdings Limited           Systems Design & Consulting
     (Australia), (a)                                                                   4,150,893   $   2,576,666

MARKETING SERVICES--5.8%
  Cordiant Communications Group plc     Advertising Services
     (Great Britain)                                                                    1,808,500   $   4,001,039

BROADCASTING & PUBLISHING--4.7%
  Matichon Public Company Limited,      Newspaper Publisher
     Foreign Shares (Thailand)                                                          1,969,100   $   2,099,751
  Woongjin Publishing Company (Korea)   Publisher                                         134,076       1,069,288
  Matichon Public Company Limited       Newspaper Publisher
     (Thailand)                                                                            70,400          66,730
                                                                                                    --------------
                                                                                                        3,235,769

TELECOMMUNICATIONS--0.4%
  SK Telecom Co. Ltd. (Korea)           Telecommunications                                    803   $     250,316

PHARMACEUTICAL--1.2%
  Recordati (Italy)                     Pharmaceuticals                                    84,500   $     798,987

CHEMICALS--2.4%
  European Vinyls Corporation           PVC Manufacturer
     International N.V. (Netherlands)                                                      93,100   $   1,625,901

MACHINERY & METAL PROCESSING--1.1%
  Denyo Co., Ltd. (Japan)               Welding Machines & Power Generators               144,000   $     718,594

                                        THE OAKMARK INTERNATIONAL SMALL CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1998 (UNAUDITED) CONT.
 ........................................................................

                                                                                     SHARES HELD/
                                        DESCRIPTION                               PRINCIPAL VALUE     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.0% (CONT.)

MINING AND BUILDING MATERIALS--3.2%
  Parbury Limited (Australia)           Building Products                              11,119,712   $   2,208,819

OTHER INDUSTRIAL GOODS & SERVICES--12.3%
  Elevadores Atlas, SA (Brazil)         Elevators                                         229,200   $   3,864,425
  Nishio Rent All Company (Japan)       Construction Equipment Rental                     163,900       1,327,605
  Dongah Tire Industry Company (Korea), Tire Manufacturer
     (a)                                                                                   43,900       1,183,030
  Yip's Hang Cheung Ltd. (Hong Kong)    Paint & Solvents                               23,708,000       1,178,056
  Groupe Legris Industries SA (France)  European Crane Manufacturer                        17,400         814,496
  Lamex Holdings Ltd. (Hong Kong)       Office Furniture Supplier                       2,110,000          81,699
                                                                                                    --------------
                                                                                                        8,449,311

PRODUCTION EQUIPMENT--4.4%
  NSC Groupe (France)                   Manufacturer of Textile Equipment                  11,562   $   1,738,402
  Skyjack Inc. (Canada), (a)            Producer of Elevating Platforms & Lifts            88,700       1,304,988
                                                                                                    --------------
                                                                                                        3,043,390

STEEL--2.9%
  Steel & Tube Holdings Ltd. (New       Produces and Distributes Steel
     Zealand)                                                                           2,615,400   $   1,769,201
  Pohang Iron & Steel Company Ltd.      Manufactures Steel Products
     (Korea)                                                                                6,580         185,946
                                                                                                    --------------
                                                                                                        1,955,147

DIVERSIFIED CONGLOMERATES--2.5%
  Haw Par Corporation Ltd. (Singapore)  Healthcare and Leisure Products                 1,653,000   $   1,736,386

  TOTAL COMMON STOCKS (COST: $82,218,226)                                                              63,084,009

SHORT TERM INVESTMENTS--4.9%

COMMERCIAL PAPER--2.2%
  American Express Credit Corporation,
     5.51% due 7/6/1998                          $500,000   $     500,000
  General Electric Capital Corporation,
     5.57% due 7/7/1998-- 7/8/1998              1,000,000       1,000,000
                                                            --------------
  TOTAL COMMERCIAL PAPER (COST: $1,500,00)                      1,500,000

38
THE OAKMARK INTERNATIONAL SMALL CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1998 (UNAUDITED) CONT.
 ........................................................................

DESCRIPTION                               PRINCIPAL VALUE     MARKET VALUE
--------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.9% (CONT.)

REPURCHASE AGREEMENTS--2.7%
  State Street Repurchase Agreement,
     5.65% due 7/1/1998                        $1,870,000   $   1,870,000
                                                            --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $1,870,000)                1,870,000

  TOTAL SHORT TERM INVESTMENTS (COST: $3,370,000)               3,370,000

  Total Investments (Cost $85,588,226)--96.9%               $  66,454,009
  Foreign Currencies (Proceeds $23,911)--0.0%                      26,254
  Other Assets In Excess Of Other Liabilities--3.1% (c)         2,121,394
                                                            --------------

  TOTAL NET ASSETS--100%                                    $  68,601,657
                                                            --------------
                                                            --------------

          (a) Non-income producing security.
          (b) Represents an American Depositary Receipt.
          (c) Includes transaction hedges.

                                        THE OAKMARK INTERNATIONAL SMALL CAP FUND

                                     [LOGO]

40
THE OAKMARK FAMILY OF FUNDS

 THE OAKMARK FAMILY OF FUNDS

       TRUSTEES AND OFFICERS
        ........................................................................

TRUSTEES
  Michael J. Friduss
  Thomas H. Hayden
  Christine M. Maki
  Victor A. Morgenstern
  Allan J. Reich
  Marv Rotter
  Burton W. Ruder
  Peter S. Voss
  Gary Wilner, M.D.

OFFICERS
  Victor A. Morgenstern--CHAIRMAN
  Robert M. Levy--PRESIDENT
  Robert J. Sanborn--EXECUTIVE VICE PRESIDENT
  David G. Herro--VICE PRESIDENT
  Clyde S. McGregor--VICE PRESIDENT
  William C. Nygren--VICE PRESIDENT
  Steven J. Reid--VICE PRESIDENT
  Michael J. Welsh--VICE PRESIDENT
  Donald Terao--VICE PRESIDENT--FINANCE
  Anita M. Nagler--SECRETARY
  Ann W. Regan--VICE PRESIDENT--
    SHAREHOLDER OPERATIONS AND ASSISTANT SECRETARY
  Kristi L. Rowsell--TREASURER

OTHER INFORMATION

INVESTMENT ADVISER
  Harris Associates L.P.
  Two North LaSalle Street
  Chicago, Illinois 60602-3790

TRANSFER AGENT
  State Street Bank and Trust Company
  Attention: The Oakmark Family of Funds
  P.O. Box 8510
  Boston, Massachusetts 02266-8510

LEGAL COUNSEL
  Bell, Boyd & Lloyd
  Chicago, Illinois

INDEPENDENT PUBLIC ACCOUNTANTS
  Arthur Andersen LLP
  Chicago, Illinois

FOR MORE INFORMATION:
  Please call 1-800-OAKMARK
  (1-800-625-6275)

WEBSITE
  www.oakmark.com

24-HOUR NAV HOTLINE
  1-800-GROWOAK (1-800-476-9625)

          This report, including the unaudited financial statements contained herein, is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds. No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

[OAKMARK FAMILY OF FUNDS LOGO]

P.O. BOX 8510
BOSTON, MA 02266-8510